UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2009

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PARAMOUNT GOLD AND SILVER CORP.

(Exact name of registrant as specified in its charter)

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Delaware	001-336630	20-3690109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 Waverly Street, Suite 100
Ottawa, ON Canada
K2P 0W5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (613) 226-9881

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01.

Regulation FD Disclosure.

On July 24, 2009, Paramount Gold and Silver Corp. issued a press release, which is furnished as Exhibit 99.1 to this Form 8-K and is attached hereto.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD AND SILVER CORP.
Date: July 24, 2009
	By:	/s/ CHRISTOPHER CRUPI
Christopher Crupi
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated July 24, 2009